Exhibit (a)(1)(G)

Amended and Restated Letter of Transmittal
To Tender Common Stock
Pursuant to the Amended and Restated Offer to Purchase
dated February 4, 2012,
as Amended
by
NAUTILUS MARINE ACQUISITION CORP.
of
Up to 4,137,300 Shares of its Common Stock
at a Purchase Price of $10.10 Per Share
In Connection with its Consummation of a Proposed Business Transaction

THE OFFER HAS BEEN AMENDED AS DESCRIBED HEREIN AND IN THE
AMENDED AND RESTATED OFFER TO PURCHASE.
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON WEDNESDAY, FEBRUARY 13, 2013,
UNLESS THE OFFER IS EXTENDED.

You are urged to review carefully the Amended and Restated Offer to Purchase to determine if you support Nautilus Marine Acquisition Corp.’s proposed acquisition of Assetplus Limited. If you support the proposed acquisition, do not tender your Common Stock in this Offer.

The Depositary for the Offer is:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attn: Reorganization Department

By Facsimile (for Eligible Institutions only)	Confirm Receipt of Facsimile by Telephone:
718-234-5001	718-921-8317

The instructions set forth in this Amended and Restated Letter of Transmittal should be read carefully before this Amended and Restated Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
Name(s) and Address(es) of Registered Holders(s) (Please Fill in, if Blank, Exactly as Name(s) Appear(s) on Certificate(s))	Common Shares Tendered (Attach Additional Signed List if Necessary)
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

* Need not be completed if shares are tendered by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all shares described above are being tendered. See Instruction 4.

This Letter of Transmittal (as defined below) is to be used either if certificates for Common Shares (as defined below) are to be forwarded herewith or, unless an agent’s message (as discussed in “The Offer — Procedures for Tendering Shares” of the Offer to Purchase (as defined below)) is utilized, if delivery of Common Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the book-entry transfer facility (as discussed in “The Offer — Procedures for Tendering Shares” of the Offer to Purchase) pursuant to the procedures set forth in “The Offer — Procedures for Tendering Shares” of the Offer to Purchase.

Your attention is directed in particular to the following:

1.	If you support Nautilus Marine Acquisition Corp.’s proposed acquisition of Assetplus Limited and want to retain your Common Shares, you do not need to take any action.

2.	If you want to participate in the Offer (as defined below), you should complete this Letter of Transmittal.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY (OR THE COMPANY OR THE INFORMATION AGENT) DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐	CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER COMMON SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:  ______________________________________________________________

Account Number:  ________________________________________________________________________

Transaction Code Number:  _________________________________________________________________

Ladies and Gentlemen:

The undersigned hereby tenders to Nautilus Marine Acquisition Corp. (the “Company”) the above-described common stock, par value $0.0001 per share (the “Common Shares”), of the Company, on the terms and subject to the conditions set forth in the Company’s Amended and Restated Offer to Purchase dated February 4, 2013 (the “Offer to Purchase”), and this Amended and Restated Letter of Transmittal (this “Letter of Transmittal,” which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged. Defined terms used in this Letter of Transmittal but not defined herein shall have the meanings given to such terms in the Offer to Purchase.

Subject to and effective on acceptance for payment of, and payment for, the Common Shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the Common Shares that are being tendered hereby and irrevocably constitutes and appoints American Stock Transfer & Trust Company, LLC (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Common Shares, to (a) deliver certificates for such Common Shares or transfer ownership of such Common Shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, (b) present such Common Shares for cancellation and transfer on the Company’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares tendered hereby and that, when the same are accepted for purchase by the Company, the Company will acquire good title thereto, free and clear of all security interests, liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or the Company, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares tendered hereby, all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of Common Shares pursuant to any of the procedures described in “The Offer — Procedures for Tendering Shares” of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer.

It is a violation of Rule 14e-4 promulgated under the Exchange Act (as defined in the Offer to Purchase) for a person acting alone or in concert with others, directly or indirectly, to tender Common Shares for such person’s own account unless at the time of tender and at the expiration date such person has a “net long position” in (a) the Common Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Common Shares for the purpose of tender to the Company within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into Common Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Common Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Common Shares so acquired for the purpose of tender to the Company within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Common Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the undersigned’s representation and warranty to the Company that (a) the undersigned has a “net long position” in Common Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (b) such tender of Common Shares complies with Rule 14e-4.

The undersigned understands that no proration will be offered, and if the Company terminates the Offer, it will NOT: (i) purchase any Common Shares pursuant to the Offer or (ii) consummate the Acquisition (as defined in the Offer to Purchase) in accordance with the terms of the Share Purchase Agreement (as defined in the Offer to Purchase), and it will promptly return all Common Shares delivered pursuant to the Offer upon expiration or termination of the Offer. The Offer is not conditioned on any minimum or maximum number of Common Shares being tendered by shareholders. All Common Shares validly tendered and not properly withdrawn will be purchased at the Purchase Price, without interest and less any applicable withholding or other tax, upon the terms and subject to the satisfaction of the conditions of the Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” the check for payment of the Purchase Price and/or any certificates for Common Shares not tendered or accepted for payment shall be issued and/or returned in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” the check for payment of the Purchase Price and/or any certificates for Common Shares not tendered or accepted for payment (and accompanying documents, as appropriate) shall be sent to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, the check for payment of the Purchase Price and/or the certificates to be returned related to Common Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) will be issued in the name(s) of, and such check and/or return of such certificates (and any accompanying documents, as appropriate) shall be delivered to, the person or persons so indicated. The undersigned authorizes the Company to credit any Common Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any Common Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Common Shares so tendered.

NOTE: SIGNATURE(S) MUST BE PROVIDED ON PAGE 5 BELOW.
SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6, and 7)

To be completed ONLY if certificates for Common Shares not tendered or not accepted for payment and/or the check for payment of the Purchase Price of Common Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Common Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by crediting them to an account at the book-entry transfer facility other than the account designated above.

Issue: ☐ Check ☐ Certificate(s) to:

Name

(Please Print)

Address

(Include Zip Code)
(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)

Check and complete if applicable:

☐  Credit Common Shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for Common Shares not tendered or not accepted for payment and/or the check for payment of the Purchase Price of Common Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail: ☐ Check ☐ Certificate(s) to:

Name

(Please Print)

Address

(Include Zip Code)
(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)

SIGN HERE
(Also Complete Substitute Form W-9 Below)
(Signature(s) of Shareholder(s))

Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the Common Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(Complete Accompanying Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(If Required — See Instructions 1 and 5)

Authorized Signature:

Name(s)

(Please Print)

Name of Firm:

Title:

Address

(Include Zip Code)

Daytime Area Code and Telephone Number:

Dated:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1.  Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility’s system whose name appears on a security position listing as the owner of the Common Shares) of Common Shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) such Common Shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “eligible institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. Shareholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

2.  Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an agent’s message (as defined below) is utilized, if delivery of Common Shares is to be made pursuant to the procedures for book-entry transfer set forth in “The Offer — Procedures for Tendering Shares” of the Offer to Purchase. For a shareholder validly to tender Common Shares pursuant to the Offer, a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for tendered Common Shares must be received by the Depositary at one of such addresses or Common Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the Expiration Date.

The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the Common Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

The method of delivery of Common Shares, this Letter of Transmittal and all other required documents, including delivery through the book-entry transfer facility, is at the sole election and risk of the tendering shareholder. Common Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. Delivery to the Company or the Information Agent shall not constitute delivery to the Depositary.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance for payment of their Common Shares.

3.  Inadequate Space. If the space provided in the box entitled “Description of Shares Tendered” in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Common Shares should be listed on a separate signed schedule attached hereto.

4.  Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Common Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Common Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In that case, if any tendered Common Shares are purchased, new certificate(s) for the remainder of the Common

Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Common Shares tendered herewith. All Common Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.  Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Common Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any Common Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Company of his or her authority to so act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered owner(s) of the Common Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or certificates for Common Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Common Shares tendered hereby, or if payment is to be made or certificate(s) for Common Shares not tendered or not purchased are to be issued to a person other than the registered owner(s), the certificate(s) representing such Common Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution. See Instruction 1.

6.  Stock Transfer Taxes. The Company will not pay any transfer taxes, if any, with respect to the Common Shares purchased pursuant to the Offer. If payment of the Purchase Price is to be made to, or if Common Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if Common Shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes, if any, (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7.  Special Payment and Delivery Instructions. If a check for the Purchase Price of any Common Shares accepted for payment is to be issued in the name of, and/or certificates for any Common Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 5.

8.  Irregularities. The Company will determine in its sole discretion all questions as to the number of Common Shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of Common Shares. Any such determinations will be final and binding on all parties, subject to a shareholder’s right to challenge our determination in a court of competent jurisdiction. The Company reserves the absolute right to reject any or all tenders of Common Shares it determines not be in proper form or the acceptance of which or payment for which may, in the Company’s opinion, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular Common Shares, and the Company’s interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties subject to a shareholder’s right to challenge our determination in a court of competent jurisdiction. No tender of Common Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

9.  Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its telephone numbers or address set forth on the back cover of this Letter of Transmittal.

10.  Lost, Destroyed or Stolen Certificates. If your certificate(s) for part or all of your Common Shares has been lost, stolen, destroyed or mutilated, you should contact American Stock Transfer & Trust Company, LLC at 800-937-5449 for information regarding replacement of lost securities. The Depositary will provide you with instructions on how to obtain a replacement certificate. You may be asked to post a bond to secure against the risk that the certificate may be subsequently recirculated. There may be a fee and additional documents may be required to replace lost certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. You are urged to send the properly completed Letter of Transmittal to the Depositary immediately to ensure timely processing of documentation. If you have questions, you may contact American Stock Transfer & Trust Company, LLC at 800-937-5449.

IMPORTANT. This Letter of Transmittal (or a manually signed facsimile hereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered Common Shares must be received by the Depositary or Common Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date. Delivery to the Company or the Information Agent shall not constitute delivery to the Depositary.

IMPORTANT TAX INFORMATION

Under the U.S. federal income tax law, a shareholder whose tendered Common Shares are accepted for payment is required by law to provide the Depositary (as payor) with such shareholder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below (or otherwise must indicate that such shareholder is awaiting a TIN). If such shareholder is an individual, the TIN is such shareholder’s social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service, or IRS, and payments that are made to such shareholder with respect to Common Shares purchased pursuant to the Offer may be subject to backup withholding tax of 28% (or the then prevailing rate).

Certain shareholders including, among others, certain Non-U.S. Holders, are not subject to these backup withholding requirements. In order for a Non-U.S. Holder to qualify as an exempt recipient, such Non-U.S. Holder must submit an IRS Form W-8BEN (or other applicable IRS Form or substitute forms), signed under penalties of perjury, attesting to such shareholder’s exempt status. An IRS Form W-8BEN (or other applicable IRS Form) can be obtained from the Depositary or from the IRS website at www.irs.gov. Exempt shareholders (other than Non-U.S. Holders) should furnish their TIN, write “Exempt” in Part II on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. See the accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. Shareholders should consult their tax advisors as to qualification for exemption from backup withholding tax and the procedures for obtaining such exemption.

If backup withholding tax applies, the Depositary is required to withhold 28% (or the then prevailing rate) of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is furnished to the IRS on a timely basis.

Purpose Of Substitute Form W-9

To prevent backup withholding tax on payments that are made to a shareholder with respect to Common Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (b) that (i) such shareholder is exempt from backup withholding, (ii) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding tax as a result of a failure to report all interest or dividends or (iii) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding tax.

What Number To Give The Depositary

The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Common Shares tendered hereby. If the Common Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time for payment, the Depositary will withhold 28% (or the then prevailing rate) of all payments of the Purchase Price to such shareholder until a TIN is provided.

PAYOR’S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

Payee’s Name:

Payee’s Business Name (if different from above):

Payee’s Address:

Mark Appropriate Box:	[ ] Limited Liability Company	[ ] Individual/Sole Proprietor	[ ] Corporation	[ ] Partnership	[ ] Other
SUBSTITUTE FORMW-9	Enter appropriate tax classification (check one) 1. disregarded [ ] entity 2. corporation [ ] 3. partnership [ ]

Department of the Treasury	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.				TIN: Social Security Number OR Employer Identification Number

Internal Revenue Service

Part II — For Payees exempt from backup withholding, write “Exempt” here and sign and date below (see the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein)

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part III — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) of Part III above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute From W-9.)

	Signature:				Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% (OR THE THEN PREVAILING RATE) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE TIN PROVIDED ABOVE IN THIS SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 28% (or the then prevailing rate) of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature:                                                                                           Date:

The Letter of Transmittal, certificates for Common Shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder’s bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Offer is:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attn: Reorganization Department

By Facsimile (for Eligible Institutions only) 718-234-5001	Confirm Receipt of Facsimile by Telephone: 718-921-8317

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile number other than as set forth above, will not constitute a valid delivery to the Depositary.

Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Morrow & Co., LLC

470 West Avenue — 3rd Floor
Stamford, CT 06902

Tel: (203) 658-9400 (Banks and Brokerage Firms)
Tel: (800) 662-5200 (Security holders)